                               LG&E CAPITAL CORP.

                           MEDIUM-TERM NOTES, SERIES A

                U.S. $150,000,000 OF 5 3/4% RESET PUT SECURITIES

                                 TERMS AGREEMENT

                                                                October 29, 1998

Morgan Stanley & Co. Incorporated ("Morgan Stanley")
1585 Broadway, 2nd Floor
New York, New York 10036

Chase Securities Inc. ("CSI")
270 Park Avenue
New York, New York 10017

Merrill Lynch & Co. ("Merrill")
Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center - North Tower
250 Vesey Street
New York, New York 10281

J.P. Morgan Securities Inc. ("JPMSI")
60 Wall Street
New York, New York 10260

Ladies and Gentlemen:

      LG&E Capital Corp., a Kentucky corporation (the "Company"), proposes to issue and sell to Morgan Stanley, CSI, Merrill and JPMSI (the "Agents"), subject in all respects to the terms and conditions of the Private Placement Agency Agreement dated February 3, 1998 (the "Agreement"), U.S. $150,000,000 aggregate principal amount of its Medium-Term Notes, Series A, described in the Pricing Supplement (as defined below). This agreement (this "Terms Agreement") is supplemental to the Agreement. The notes to be issued pursuant to this Terms Agreement are referred to herein as the "Notes". All terms used herein have the meanings given to them in the Agreement except as otherwise indicated.
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                                                                               2


      The following terms and conditions of the Notes are more extensively described in the Company's Pricing Supplement, dated October 29, 1998, relating to the Notes (the "Pricing Supplement"):

Title:                              5 3/4% REset Put Securities ("REPS(SM)")*

Trade Date:                         October 29, 1998

Original Issue Date:                November 3, 1998

Principal Amount:                   $150,000,000

Price to Public:                    100% of Principal Amount, plus accrued
                                    interest, if any, from and including
                                    November 3, 1998

Purchase Price:                     100% of Principal Amount, plus accrued
                                    interest, if any, from and including
                                    November 3, 1998

Commission:                         $525,000

Interest Rate:                      To but excluding November 1, 2001, 5 3/4%.
                                    From and including November 1, 2001, as
                                    described in the Pricing Supplement under "Additional Terms--Interest Rate and
                                    Interest Payment Dates"

Form:                               Book-Entry Only

Interest Payment Dates:             November 1 and May 1 of each year,
                                    commencing May 1, 1999

Maturity Date:                      November 1, 2011, subject to the purchase
                                    and repurchase rights referred to below

Remarketing:                        The Notes may be purchased by the
                                    Remarketing Dealer prior to the Maturity
                                    Date, as described in the Pricing Supplement under "Description of the REPS--Purchase by the Remarketing Dealer; Remarketing"

Remarketing Dealer:                 Morgan Stanley & Co. Incorporated

Repurchase by the Company:          The Notes are subject to repurchase by the
                                    Company prior to the Maturity Date if the Notes are not purchased by the Remarketing
                                    Dealer, as described in the Pricing
                                    Supplement under " Description of the REPS
                                    --Mandatory Repurchase by the

--------
 * REPS is a service mark of Morgan Stanley Dean Witter & Co.
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                                                                               3


                                    Company" and "--Optional Repurchase by the Company"

Purchase Date and Time:             10:00 a.m., New York time, on November 3,
                                    1998

Place for Delivery of Notes and
Payment Therefor:                   New York, New York

Method of Payment:                  Wire transfer of immediately available funds

Address for notices:                As set forth in Section 6 hereof

Period during which additional debt securities may not be sold pursuant to
Section 4(m) of the Agreement (until the Purchase Date, unless otherwise specified herein): From the date hereof through and including November 3, 1998.

      1. On the terms and subject to the conditions of the Agreement and this Terms Agreement, the Company hereby agrees to issue the Notes and to pay to the Agents the aggregate Commission set forth above, and the Agents agree to purchase from the Company, at a purchase price of 100% of the principal amount of the Notes, plus accrued interest, if any, from and including November 3, 1998 (the "Purchase Price"), the entire principal amount of Notes; provided, however, that the Company's obligations hereunder are subject to the receipt by the Company on or prior to the Purchase Date of documentation evidencing the termination (without payment by either party) of the transactions described and confirmed in the Confirmation dated September 28, 1998 between Morgan Stanley Capital Services Inc. and the Company.

      2. As a condition precedent to the Agents' obligations to consummate the transaction referred to above, the Agents shall have received the following: (1) a letter from each of John R. McCall, Esq., the General Counsel of the Company, and Gardner, Carton & Douglas, counsel for the Company, to the effect set forth in Section 6(c) of the Agreement and such other legal matters as the Agents shall reasonably request; (2) a letter from counsel for the Agents, to the effect set forth in Section 6(c) of the Agreement, and such other legal matters as the Agents shall reasonably request; (3) a letter from Arthur Anderson LLP, to the effect set forth in Section 6(d) of the Agreement; and (4) a certificate of the Company and LG&E Energy Corp. dated as of November 3, 1998 to the effect set forth in Section 6(b) of the Agreement.

      3. This Terms Agreement is subject to termination by any Agent, as to itself, as set forth in Section 7 of the Agreement. In the event of such termination, no party shall have any liability to any other party hereto, except as provided in Section 7 of the Agreement and except for any direct liability arising before or in relation to such termination.

      4. If at any time when an Offering Memorandum is to be delivered in connection with sales of the Notes (including any sale of the Notes by the Remarketing Dealer or any Agent or any of their affiliates in connection with any remarketing referenced above), any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for such Agent or for the Company, to amend or supplement any Offering
Memorandum or Pricing Supplement in order that such Offering Memorandum or Pricing Supplement will not
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                                                                               4


include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company shall prepare such amendment or supplement as may be necessary to correct such statement or omission, or prepare any such new offering memorandum, offering memorandum supplement and pricing supplement as may be necessary for such purpose, and furnish to such Agent such number of copies of such amendment, supplement or other document as they may reasonably request. In addition, the Company shall, in connection with any such sale of the applicable principal amount of Notes by any Agent or any of its affiliates in connection with such remarketing, (i) execute and deliver or cause to be executed and delivered legal documentation (including, but not limited to, a purchase agreement with customary indemnities, covenants, representations and warranties, comfort letters and legal opinions) reasonably requested to facilitate a successful Coupon Reset Process in accordance with the terms of the Remarketing Agreement, in form and substance reasonably satisfactory to such Agent, (ii) provide promptly upon request updated consolidated financial statements as provided for in the Agreement, and (iii) to the extent the Company and such Agent deem reasonably necessary for successful completion of the Coupon Reset Process, make available senior management of the Company for road show and one-on-one presentations. The Remarketing Dealer and or such Agent will conduct the remarketing in a manner (i) substantially consistent with the original offering and sale of the Notes, to the extent required by law, and (ii) which complies with any applicable transfer restrictions set forth in the Indenture; provided, however, that each of the Remarketing Dealer and the Agents acknowledges and agrees that the Notes have not been registered or qualified, and the Company has no obligations to register or qualify, the Notes under the Securities Act of 1933, as amended, or, subject to Section 4(i) of the Agreement, any other applicable securities laws.

      5. On July 31, 1998, Standard & Poor's downgraded its ratings of the Company's senior unsecured debt to "A" from "A+" and LG&E Energy Corp.'s senior unsecured debt and preferred stock to "A" from "A+". Solely with respect to the Notes, the Agents hereby waive the condition to their obligations set forth in
Section 5(m) (the No Downgrade condition) of the Agreement with respect to the July 31, 1998 downgrade. Such waiver shall not apply to (i) any downgrading, surveillance or review of the Company's or LG&E Energy Corp.'s debt securities or preferred stock as set forth in Section 5(m) of the Agreement occurring from and after the date hereof and prior to the Purchase Date, (ii) any other condition to the Agents' obligations set forth in the Agreement or (iii) any other notes issued or to be issued by the Company.

      6. All notices to the Agents pursuant to Section 15 of the Agreement shall be sent (i) with respect to Morgan Stanley, to Morgan Stanley & Co. Incorporated, 1585 Broadway, 3rd Floor, New York, New York 10036, Attention:
DPG, Telephone: 212-761-2566, Telecopy: 212-761-0580 and (ii) with respect to any other Agent, at the address for such Agent set forth in Section 15 of the Agreement.

      7. This agreement is a Terms Agreement referred to in the Agreement and shall be governed by and construed in accordance with the laws of the State of New York and shall be binding upon the parties hereto and their respective successors.
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                                                                               5


      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                               Very truly yours,


                               LG&E CAPITAL CORP.

                               By: /s/ C. A. Markel
                                   --------------------------------------------
                                   Name:  Charles A. Markel III
                                   Title: Chief Financial Officer and Treasurer


                               LG&E ENERGY CORP.

                               By: /s/ C. A. Markel
                                   --------------------------------------------
                                   Name:  Charles A. Markel III
                                   Title: Vice President - Finance and Treasurer
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Accepted as of the date hereof:

MORGAN STANLEY & CO.
INCORPORATED

By: /s/ signed
    -------------------------------------
    Name:
    Title:


CHASE SECURITIES INC.

By: /s/ William Dexter Rogers
    -------------------------------------
    Name:  William D. Rogers
    Title: Managing Director


MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By: /s/ Richard N. Doyle
    -------------------------------------
    Name:
    Title:


J.P. MORGAN SECURITIES INC.

By: /s/ Kevin O'Brien
    -------------------------------------
    Name:
    Title: